UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2024

Lionsgate Studios Corp.
(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

001-42102	N/A
(Commission File Number)	(IRS Employer Identification No.)
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877)
848-3866
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	LION	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 2 (“Amendment No.2”) to the C
ur
rent Report on Form
8-K
of Lionsgate Studios Corp. (the “Company”) is being filed for the purposes of correcting a mathematical error in the combined statement of cash flows for the fiscal year ended March 31, 2022 in Exhibit 99.1 of Amendment No. 1 to the Company’s Current Report on Form
8-K/A
filed with the SEC on May 30, 2024. In addition, this Current Report on Form
8-K
updates the audited combined balance sheets of the Company as of March 31, 2024 and 2023 and the audited combined statements of operations and equity (deficit) of the Company for each of the three years in the period ended March 31, 2024 to reflect the retroactive application of the reverse recapitalization, as more fully described in Note 1 to the audited combined financial statements included as Exhibit 99.1 to this Amendment No. 2, in all periods prior to the Business Combination (as defined therein).

FINANCIAL INFORMATION
Reference is made to the disclosure set forth in Item 9.01 of this Amendment No. 2 concerning the financial information of the Company and such information is incorporated herein by reference.
FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
The information set forth in sections (a) and (b) of Item 9.01 of this Amendment No. 2 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
Included as Exhibit 99.1 and incorporated herein by reference is the audited combined financial statements as of March 31, 2024 and 2023 and for the three years in the period ended March 31, 2024, of Lionsgate Studios Corp. as restated to correct the mathematical error discussed in the Explanatory Note above.
(b) Exhibits

Exhibit No.	Description of Exhibits

99.1	Audited combined financial statements of the Lionsgate Studios Corp.

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 15,
2024

LIONSGATE STUDIOS CORP.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer